                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant /x/
Filed by a Party other than the Registrant /-/

Check the appropriate box:

/x/  Preliminary Proxy Statement         /-/  Confidential, For Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
/-/  Definitive Proxy Statement
/-/  Definitive Additional Materials
/-/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         MUTUAL FUND INVESTMENT TRUST
----------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.
/-/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:
----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:
----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------------------

(5)  Total fee paid:

----------------------------------------------------------------------------

/-/  Fee paid previously with preliminary materials:
----------------------------------------------------------------------------

/-/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the off-setting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
----------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement no.:
----------------------------------------------------------------------------

(3)  Filing Party:
----------------------------------------------------------------------------

(4)  Date Filed:
----------------------------------------------------------------------------

                         Mutual Fund Investment Trust
                          1211 Avenue of the Americas
                                  41st Floor
                           New York, New York 10036


Dear Shareholder:

A special meeting of the Money Market, Income, Intermediate Term Bond, Equity Growth, Equity Income, Balanced, Short-Intermediate Term U.S. Government Securities, U.S. Government Securities, Small Capitalization and Core Equity Funds (the "Funds") of Mutual Fund Investment Trust will be held to determine important issues affecting your investment, beginning at 11:00 a.m. on Tuesday, February 15, 2000, at 1211 Avenue of the Americas, 41st Floor, New York, New York. You will receive a separate proxy card for each Fund you own. I urge you to return the enclosed proxy card(s) to register your vote.

At the meeting, a number of important proposals will be considered.

The cost and expenses associated with the proposals, including costs of soliciting proxies, will be borne by Chase and not by the Funds (or Shareholders in the Funds).

The proposals have been carefully reviewed by the Board of Trustees of Mutual Fund Investment Trust, which has approved the proposals. Please read the enclosed materials carefully. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope.

If you have any questions on voting of proxies and/or the meeting agenda, please call us at 1-800-________.

Thank you for your attention to these matters and we look forward to our continued partnership and success.


                                    Sarah E. Jones
                                    Chairman, Mutual Fund Investment Trust

SPECIAL NOTE: You may receive a telephone call from us to answer any questions you may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided.

                         MUTUAL FUND INVESTMENT TRUST
                          1211 Avenue of the Americas
                                  41st Floor
                           New York, New York 10036

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held February 15, 2000

     A Special Meeting of Shareholders (the "Meeting") of Mutual Fund Investment Trust will be held at 1211 Avenue of the Americas, New York, New York at 11:00 a.m., local time on February 15, 2000, for the following purposes:

          1. To approve the election of fourteen Trustees of Mutual Fund Investment Trust until their successors are elected and qualified.

          2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record of Mutual Fund Investment Trust at the close of business on December 6, 1999 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each Shareholder is requested to sign, date and return the enclosed proxy card(s) without delay, even if the Shareholder will be in attendance at the Meeting. A postage-paid envelope is enclosed for this purpose. Prompt return of the enclosed proxy by Shareholders may save the necessity and expense of further solicitation to ensure a quorum at the Meeting. Any Shareholder present at the Meeting may vote personally on all matters brought before the Meeting and in that event such Shareholder's proxy will not be used.

                                    By Order of the Board of Trustees

                                              Richard Baxt
                                              Secretary
December   , 1999
         --

                   YOUR VOTE IS IMPORTANT REGARDLESS OF HOW
                   MANY SHARES YOU OWNED ON THE RECORD DATE.

                         MUTUAL FUND INVESTMENT TRUST
                          1211 Avenue of the Americas
                                  41st Floor
                           New York, New York 10036



                                PROXY STATEMENT



                                 INTRODUCTION

     This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Trustees of Mutual Fund Investment Trust for use at a Special Meeting of Shareholders to be held on February 15, 2000 at 11:00 a.m. local time at 1211 Avenue of the Americas, New York, New York and any adjournment thereof, for the purposes set forth in the Notice of Special Meeting of Shareholders. Mutual Fund Investment Trust's telephone number is 1-800-________. This Proxy Statement and the enclosed form of proxy (the "Proxy") were first mailed to Shareholders entitled to vote at the Meeting on or about December __, 1999.

     The Meeting has been called for the principal purpose of electing fourteen Trustees of Mutual Fund Investment Trust. See Proposal 1.

     Mutual Fund Investment Trust will furnish, without charge, a copy of its most recent Annual Report and its most recent Semi-Annual Report succeeding such Annual Report, to any Shareholder upon request. Requests should be directed to the Secretary of Mutual Fund Investment Trust in writing at its address above or by calling 1-800-________.

     Chase and not Mutual Fund Investment Trust or its Shareholders will bear the cost of the solicitation of proxies, including the cost of printing, preparing, assembling and mailing the Notice of Meeting, Proxy Statement and form of Proxy. In addition to solicitations by mail, proxies may also be solicited by officers and regular employees of Chase by personal interview, by telephone or by telegraph without additional remuneration therefor. Professional solicitors may also be retained.

SHARES AND VOTING

     The presence in person or by proxy of Shareholders that own a majority of the outstanding shares of Mutual Fund Investment Trust (the "Shares") will constitute a quorum for purposes of transacting business at the Meeting. Similarly, where a vote is required to be taken with respect to each of one or more Funds, the presence in person or by proxy of a majority of the Shares of the particular Fund or Funds at the Meeting will constitute a quorum with respect to such Fund. If a quorum is not present at the Meeting, sufficient votes in favor of the proposals set forth in the Notice of Meeting are not received by the time scheduled for the Meeting, or the holders of Shares present, in person or by proxy, determine to adjourn the Meeting for any other reason, the Shareholders present (in person or by proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of Shareholders holding a majority of the Shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those Shares of Mutual Fund Investment Trust which they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Shares to reduce the number present to less than a quorum.

     Each Shareholder is entitled to one vote for each full Share and a fractional vote for each fractional Share outstanding on the books of Mutual Fund Investment Trust in the name of such Shareholder or its nominee on the record date. The record date and time for determining those Shareholders entitled to notice of and to vote at the Meeting has been fixed at the close of business on December 6, 1999. At December 6, 1999, the Money Market Fund had outstanding _____________ Shares, the Income Fund had outstanding ______________ Shares, the Intermediate Term Bond Fund had outstanding
______________ Shares, the Equity Growth Fund had outstanding ______________ Shares, the Equity Income Fund had outstanding ______________ Shares, the Balanced Fund had outstanding ______________ Shares, the Short-Intermediate Term U.S. Government Securities Fund had outstanding ______________ Shares, the U.S. Government Securities Fund had outstanding ______________ Shares, the Small Capitalization Fund had outstanding ______________ Shares and the Core Equity Fund had outstanding ______________ Shares. At December 6, 1999, no person owned of record and, to the best knowledge of Mutual Fund Investment Trust, no person owned beneficially, as much as 5% of the outstanding Shares of any Fund, and, as a group, the officers and Trustees of Mutual Fund Investment Trust beneficially owned less than 1% of the outstanding Shares of each Fund.

     All Shares represented by each properly signed Proxy received prior to the Meeting will be voted at the Meeting. If a Shareholder specifies how the Proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a Shareholder returns its proxy but no direction is made on the Proxy, the Proxy will be voted FOR each of the proposals described in this Proxy Statement. Shareholders voting to ABSTAIN on a proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposal, but not as having voted FOR the proposal. A properly signed proxy on which a broker has indicated that it has no authority to vote on a proposal on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the proposal.

     A Proxy may be revoked by a Shareholder at any time prior to its use by written notice to Mutual Fund Investment Trust, by submission of a later dated Proxy or by voting in person at the Meeting. If any other matters come before the Meeting, Proxies will be voted by the persons named as proxies in accordance with their best judgment.

     The Core Equity Fund and Equity Growth Fund (collectively, the "Feeder Funds"), unlike many other investment companies which directly acquire and manage their own portfolio of securities, seek to achieve their investment objectives by investing all of their investable assets in respectively, Core Equity Portfolio and Equity Growth Portfolio, which are each series of Mutual Fund Master Investment Trust, an open-end management company managed by Chase, with investment objectives that are identical to those of the respective Feeder Fund (collectively, the "Master Portfolios"). In addition, other entities may invest in each master Portfolio. Whenever Mutual Fund Investment Trust is requested to vote on matters pertaining to a Master Portfolio, Mutual Fund Investment Trust will hold a meeting of the corresponding Feeder Fund's shareholders and will cast its vote as instructed by Feeder Fund shareholders. At this time, each of the Feeder Funds' shareholders are being asked to cast their votes on each proposal with respect to such Feeder Fund and to its respective Master Portfolio.

     Shareholders of each Fund will vote in the aggregate with respect to Proposal 1.

                          BACKGROUND OF THE PROPOSALS

     Mutual Fund Investment Trust is a business trust organized under Massachusetts law and is registered with the Securities and Exchange Commission as an open-end investment company.

     The Chase Manhattan Bank ("Chase") serves as investment adviser and administrator for each of the Funds. CFD Fund Distributors, Inc. ("CFD") serves as distributor of the Funds' shares.

                           1.  ELECTION OF TRUSTEES

     At the Meeting, Shareholders are being asked to elect fourteen Trustees of Mutual Fund Investment Trust to hold office until their successors shall be elected and have qualified. All fourteen of the nominees currently serve as trustees of several other open-end investment companies which are advised by Chase. Three of the nominees currently serve as trustees of Mutual Fund Investment Trust. The election of the nominees would simplify the board structure for the various domestic registered mutual funds advised by Chase by creating a unitary board for all such funds. It is expected that this simplification will result in the Funds' realizing greater efficiencies.

     It is intended that the proxies will be voted for the authorization to elect the nominees named below, each of whom has consented to be named and have indicated their intent to serve if elected. If any nominee will be unavailable for any reason, the proxy holders named in the form of Proxy are expected to consult with the Board of Trustees of Mutual Fund Investment Trust in determining how to vote the shares represented by them.

     Set forth below as to each nominee for election is his or her name, age, principal occupation during the past five years and other directorships held in public companies. No nominee owns any Shares of the Funds.



                                           Shares
                                           Owned
                                           Benefici-
                                           ally and
    Name and         Principal Occupation  Per Cent of
    Position    Age  and Other Information Class
    --------    ---- --------------------- -----------

    William J.   58  Trustee, Mutual Fund      -0-
    Armstrong        Group, Mutual Fund
                     Trust, Mutual Fund
                     Select Group, Mutual
                     Fund Select Trust,
                     Mutual Fund Variable
                     Annuity Trust,
                     Capital Growth
                     Portfolio, Growth and
                     Income Portfolio and
                     International Equity
                     Portfolio
                     (collectively, the
                     "Chase Vista Funds").
                     Vice President and
                     Treasurer, Ingersoll-
                     Rand Company.
    John R.H.    70  Trustee, the Chase        -0-
    Blum             Vista Funds. Attorney
                     in private practice;
                     formerly, partner in
                     the law firm of
                     Richards, O'Neil &
                     Allegaert; Commission
                     of Agriculture -
                     State of Connecticut,
                     1992-1995.

    Stuart W.    66  Trustee, the Chase        -0-
    Cragin,          Vista Funds. Retired;
    Jr.              formerly President,
                     Fairfield Testing
                     Laboratory, Inc. He
                     has previously served
                     in a variety of
                     marketing,
                     manufacturing and
                     general management
                     positions with Union
                     Camp Corp., Trinity
                     Paper & Plastics
                     Corp., and Conover
                     Industries.
    Roland R.    67  Trustee, the Chase        -0-
    Eppley,          Vista Funds. Retired;
    Jr.              formerly President
                     and Chief Executive
                     Officer, Eastern
                     States Bankcard
                     Association Inc.
                     (1971-1988);
                     Director, Janel
                     Hydraulics, Inc.;
                     formerly Director of
                     The Hanover Funds,
                     Inc.
    Joseph J.    68  Trustee, the Chase        -0-
    Harkins          Vista Funds. Retired;
                     Commercial Sector
                     Executive Vice
                     President of The
                     Chase Manhattan Bank,
                     N.A. from 1985
                     through 1989. He has
                     been employed by
                     Chase in numerous
                     capacities and
                     offices since 1954.
                     Director of Blessings
                     Corporation,
                     Jefferson Insurance
                     Company of New York,
                     Monticello Insurance
                     Company and National.

    W.D.         72  Trustee, the Chase        -0-
    MacCallan        Vista Funds. Director
                     of The Adams Express
                     Co. and Petroleum &
                     Resources Corp.;
                     formerly Chairman of
                     the Board and Chief
                     Executive Officer of
                     The Adams Express Co.
                     and Petroleum &
                     Resources Corp.;
                     formerly Director of
                     The Hanover Funds,
                     Inc. and The Hanover
                     Investment Funds,
                     Inc.
    W. Perry     72  Trustee, the Chase        -0-
    Neff             Vista Funds.
                     Independent Financial
                     Consultant; Director
                     of North America Life
                     Assurance Co.,
                     Petroleum & Resources
                     Corp. and The Adams
                     Express Co.; formerly
                     Director and Chairman
                     of The Hanover Funds,
                     Inc.; formerly
                     Director, Chairman
                     and President of The
                     Hanover Investment
                     Funds, Inc.
    <F1>Leonard  64  Trustee, the Chase        -0-
    M.               Vista Funds. Chief
    Spalding,        Executive Officer of
    Jr.              Chase Mutual Funds
                     Corp.; formerly
                     President and Chief
                     Executive Officer of
                     Vista Capital
                     Management and
                     formerly Chief
                     Investment Executive
                     of the Chase
                     Manhattan Private
                     Bank.

    Richard E.   65  Trustee and Chairman      -0-
    Ten Haken        of the Audit
                     Committee, the Chase
                     Vista Funds. Formerly
                     District
                     Superintendent of
                     Schools, Monroe No. 2
                     and Orleans Counties,
                     New York; Chairman of
                     the Board and
                     President, New York
                     State Teachers'
                     Retirement System.
    Irving L.    68  Trustee, the Chase        -0-
    Thode            Vista Funds. Retired;
                     formerly Vice
                     President of Quotron
                     Systems. He has
                     previously served in
                     a number of executive
                     positions with
                     Control Data Corp.,
                     including President
                     of its Latin American
                     Operations, and
                     General Manager of
                     its Data Services
                     business.
    <F1>H.       63  Trustee and President     -0-
    Richard          of the Chase Vista
    Vartabedian      Funds.  Investment
                     Management
                     Consultant; formerly,
                     Senior Investment
                     Officer, Division
                     Executive of the
                     Investment Management
                     Division of The Chase
                     Manhattan Bank, N.A.,
                     1980 through 1991.


[FN]
         Asterisks indicate those nominees that are "interested persons" (as defined in the 1940 Act).

                 Set forth below are the current members of the Board of Trustees of Mutual Fund Investment Trust. At the Meeting, Shareholders are being asked to re-elect Ms. Jones, Mr. McDavid and Mr. Reid to continue to be Trustees of Mutual Fund Investment Trust to hold office until their successors shall be elected and have qualified. Messrs. Liddell, Otto and Tyson will not continue to be Trustees of Mutual Fund Investment Trust.

                   Principal            Shares Owned
                   Occupation           Beneficially
    Name and       and Other            and Per Cent
    Position  Age  Information          of Class
    --------  ---  -----------          ----------
    Sarah E.   47  President and Chief  See Note <F2>
    Jones<F1>      Operating Officer
                   of Chase Mutual
                   Funds Corp.;
                   formerly Managing
                   Director for the
                   Global Asset
                   Management and
                   Private Banking
                   Division of The
                   Chase Manhattan
                   Bank.  Trustee, the
                   Chase Vista Funds.
    Frank A.   71  Retired; Of          See Note <F2>
    Liddell,       Counsel, Liddell,
    Jr.            Sapp, Zivley, Hill
                   & LaBoon.  Member
                   of AVESTA Trust
                   Supervisory
                   Committee from
                   inception to 1997.
    George E.  69  President, Houston   See Note <F2>
    McDavid        Chronicle
                   Publishing Company.
                   Member of AVESTA
                   Trust Supervisory
                   Committee from
                   inception to 1997.
    Kenneth    69  Retired; formerly,   See Note <F2>
    L. Otto        Senior Vice
                   President, Tenneco
                   Inc.  Member of
                   AVESTA Trust
                   Supervisory
                   Committee from
                   inception to 1997.

    Fergus     67  Chairman and Chief   See Note <F2>
    Reid, III      Executive Officer,
                   Lumelite
                   Corporation since
                   September 1985.
                   Chairman and
                   Trustee,  the Chase
                   Vista Funds.
                   Trustee, Morgan
                   Stanley Funds.
    H.         61  Retired; formerly    See Note <F2>
    Michael        Executive Vice
    Tyson          President, Chase
                   Bank of Texas from
                   19__ to 1995.
                   Member of AVESTA
                   Trust Supervisory
                   Committee from 1988
                   to 1997.


[FN]
<F1> Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act).
<F2> The Trustees and officers of Mutual Fund Investment Trust as a group owned less than 1% of each Fund's Shares, all of which were acquired for investment purposes.

         The Board of Trustees of Mutual Fund Investment Trust has standing audit and nominating committees. Each of these committees is currently composed of Messrs. Liddell, McDavid, Otto, Reid and Tyson. During the fiscal year ended December 31, 1998, the Board of Trustees met four times. Each member of the Board of Trustees attended at least 75% of the aggregate number of meetings of the Board of Trustees. Ms. Jones and Mr. Reid also served as trustees of the Chase Vista Funds, for which Chase served as investment adviser.

         Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1998 for each member of the Board of Trustees of Mutual Fund Investment Trust:
                                                Total Compensation
                                                 from Mutual Fund
                                                 Investment Trust
                                               ---------------------
     Frank A. Liddell, Jr., Trustee                   $  7,000
     George E. McDavid, Trustee                          7,000
     Kenneth L. Otto, Trustee                            7,000

     Fergus Reid, III, Trustee                           7,000
     H. Michael Tyson, Trustee                           7,000


         Set forth below as to each executive officer of Mutual Fund Investment Trust is his or her name, position with Mutual Fund Investment Trust, principal occupation during the past five years, other directorships held in public companies and the number of shares of beneficial interest owned by him or her.

                    Principal         Shares Owned
                    Occupation        Beneficially
    Name and        and Other         and Per Cent
    Position  Age   Information       of Class
    --------  ---   -----------       ------------


   Martin R.    33  Associate              -0-
   Dean,            Director,
    Treasurer       Accounting
    and             Services, BISYS
    Assistant       Fund Services;
    Secretary       formerly Senior
                    Manager, KPMG
                    Peat Marwick
                    (1987-1994).
    Richard     45  Senior Vice            -0-
    Baxt,           President,
    Secretary       Client Services,
                    BISYS Fund
                    Services;
                    formerly General
                    Manager of
                    Investment and
                    Insurance, First
                    Fidelity Bank,
                    President of
                    First Fidelity
                    Brokers and
                    President of
                    Citicorp
                    Investment
                    Services.

   All                                     -0-
   Trustees,
   nominees
   and
   officers
   as a
   group (19
   persons)

TRANSACTIONS WITH AND REMUNERATION OF TRUSTEES AND OFFICERS

         No compensation, direct or otherwise, other than through fees paid to Chase or CFD, will be payable by Mutual Fund Investment Trust to any of its officers or Trustees who are affiliated with Chase or CFD (or any of their respective affiliates). Those Trustees who are not affiliated with Chase or CFD (or any of their respective affiliates) will be paid an annual fee plus a fee for each meeting of the Board of Trustees or any committee thereof that such Trustee attends, together with reimbursement for reasonable expenses incurred in attending such meetings.

         CFD, or an affiliate thereof, currently pays the compensation and expenses of Mutual Fund Investment Trust's officers. All of Mutual Fund Investment Trust's officers are officers of CFD or of an affiliate of CFD and thus may be deemed to share indirectly in the fees paid to CFD.

         Chase and its affiliates have had, and expect in the future to have, banking and other business transactions in the ordinary course of business with corporations of which those Trustees who are not "interested persons" of Chase are directors or officers. Any such transactions are made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, including, where applicable, interest rates, collateral, fees and other charges, and do not involve more than the normal risk of collectability (in the case of loans) or present other unfavorable features.

VOTE REQUIRED

         The authorization to elect each of the Nominees listed above requires the affirmative vote of Shareholders holding a majority of the votes entitled to be cast at the Meeting by all shareholders of Mutual Fund Investment
Trust.

                         NEXT MEETING OF SHAREHOLDERS

         If a subsequent meeting of Shareholders is scheduled to be held, any Shareholder wishing to submit a written proposal for consideration for inclusion in the proxy statement and form of proxy (i) should send its written proposal or proposals to: Mutual Fund Investment Trust, 1211 Avenue of the Americas, 41st Floor New York, New York 10036, which proposal or proposals must be received by Mutual Fund Investment Trust in reasonable time prior to the meeting, as determined by the Board of Trustees, and (ii) must satisfy all other legal requirements.

                                 OTHER MATTERS

         At the time of the preparation of this Proxy Statement, management has not been informed of any matters that will be presented for action at the Meeting other than the proposals specifically set forth in the Notice of Meeting. If other matters are properly presented to the Meeting for action, it is intended that the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment on such matters.

By Order of the Supervisory Committee


Richard Baxt

Secretary
December __, 1999 Mutual Fund Investment Trust

                                [FORM OF PROXY]

                         [Preliminary Proxy Material]

                         MUTUAL FUND INVESTMENT TRUST

                                [Name of Fund]

This proxy is solicited on behalf of the Board of Trustees of Mutual Fund Investment Trust for the Special Meeting of Shareholders to be held on February 15, 2000.

The undersigned hereby appoints ________, ________ AND ________, and each of them, attorneys and proxies for the undersigned, with full power of substitution, and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of [Name of Fund] which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1211 Avenue of the Americas New York, New York on February 15, 2000, at 11:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders. A majority of the proxies present and acting at the Special Meeting of Shareholders in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

         NOTE: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

         Date
             -------- --, ----

         -------------------------------


         -------------------------------

         Signature(s), Title(s) (if applicable) PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                         MUTUAL FUND INVESTMENT TRUST

                                [Name of Fund]


Please indicate your vote by an "X" on the appropriate line below.

This proxy, if properly executed, will be voted in the manner directed by the stockholder.

If no direction is made, this proxy will be voted FOR each Proposal.

Please refer to the Proxy Statement for a discussion of each Proposal.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

Proposal 1:

         1(a) To approve or disapprove electing William J. Armstrong as a Trustee of Mutual Fund Investment Trust.

                 For                   Against                  Abstain
                    -----                      -----                    -----
         1(b) To approve or disapprove electing John R.H. Blum as a Trustee of Mutual Fund Investment Trust.

                 For                   Against                  Abstain
                    -----                      -----                    -----

         1(c) To approve or disapprove electing Stuart W. Cragin, Jr. as a Trustee of Mutual Fund Investment Trust.

                 For                   Against                  Abstain
                    -----                      -----                    -----

         1(d) To approve or disapprove electing Roland R. Eppley, Jr. as a Trustee of Mutual Fund Investment Trust.

                 For                   Against                  Abstain
                    -----                      -----                    -----

         1(e) To approve or disapprove electing Joseph J. Harkins as a Trustee of Mutual Fund Investment Trust.

                 For                   Against                  Abstain
                    -----                      -----                    -----

         1(f) To approve or disapprove electing W.D. MacCallan as a Trustee of Mutual Fund Investment Trust.

                 For                   Against                  Abstain
                    -----                      -----                    -----

         1(g) To approve or disapprove electing W. Perry Neff as a Trustee of Mutual Fund Investment Trust.

                 For                   Against                  Abstain
                    -----                      -----                    -----

         1(h) To approve or disapprove electing Leonard M. Spalding, Jr. as a Trustee of Mutual Fund Investment Trust.

                 For                   Against                  Abstain
                    -----                      -----                    -----

         1(i) To approve or disapprove electing Richard E. Ten Haken as a Trustee of Mutual Fund Investment Trust.

                 For                   Against                  Abstain
                    -----                      -----                    -----

         1(j) To approve or disapprove electing Irving L. Thode as a Trustee of Mutual Fund Investment Trust.


                 For                   Against                  Abstain
                    -----                      -----                    -----
         1(k) To approve or disapprove electing H. Richard Vartabedian as a Trustee of Mutual Fund Investment Trust.

                 For                   Against                  Abstain
                    -----                      -----                    -----